First Merchants Corporation Keefe, Bruyette & Woods 16th Annual Community Bank Investor Conference ® Michael C. Rechin Mark K. Hardwick President Executive Vice President Chief Executive Officer Chief Financial Officer NASDAQ: FRME

THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com Forward-Looking Statement 2 ® This presentation contains forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements can often, but not always, be identified by the use of words like “believe”, “continue”, “pattern”, “estimate”, “project”, “intend”, “anticipate”, “expect” and similar expressions or future or conditional verbs such as “will”, would”, “should”, “could”, “might”, “can”, “may”, or similar expressions. These forward-looking statements include, but are not limited to, statements relating to the expected timing and benefits of the proposed merger (the “Merger”) between First Merchants Corporation (“First Merchants”) and Ameriana Bancorp (“Ameriana Bancorp”), including future financial and operating results, cost savings, enhanced revenues, and accretion/dilution to reported earnings that may be realized from the Merger, as well as other statements of expectations regarding the Merger, and other statements of First Merchants’ goals, intentions and expectations; statements regarding First Merchants’ business plan and growth strategies; statements regarding the asset quality of First Merchants’ loan and investment portfolios; and estimates of First Merchants’ risks and future costs and benefits, whether with respect to the Merger or otherwise. These forward-looking statements are subject to significant risks, assumptions and uncertainties that may cause results to differ materially from those set forth in forward-looking statements, including, among other things: the risk that the businesses of First Merchants and Ameriana Bancorp will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; expected revenue synergies and cost savings from the Merger may not be fully realized or realized within the expected time frame; revenues following the Merger may be lower than expected; customer and employee relationships and business operations may be disrupted by the Merger; the ability to obtain required regulatory and shareholder approvals, and the ability to complete the Merger on the expected timeframe; possible changes in economic and business conditions; the existence or exacerbation of general geopolitical instability and uncertainty; the ability of First Merchants to integrate recent acquisitions and attract new customers; possible changes in monetary and fiscal policies, and laws and regulations; the effects of easing restrictions on participants in the financial services industry; the cost and other effects of legal and administrative cases; possible changes in the creditworthiness of customers and the possible impairment of collectability of loans; fluctuations in market rates of interest; competitive factors in the banking industry; changes in the banking legislation or regulatory requirements of federal and state agencies applicable to bank holding companies and banks like First Merchants’ affiliate bank; continued availability of earnings and excess capital sufficient for the lawful and prudent declaration of dividends; changes in market, economic, operational, liquidity, credit and interest rate risks associated with First Merchants’ business; and other risks and factors identified in First Merchants’ filings with the Securities and Exchange Commission.

THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com Forward-Looking Statement 3 ® First Merchants does not undertake any obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this filing. In addition, First Merchants’ and Ameriana Bancorp’s past results of operations do not necessarily indicate either of their anticipated future results, whether the Merger is effectuated or not. Non-GAAP Financial Measures These slides contain non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of the registrant’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, First Merchants Corporation has provided reconciliations within the slides, as necessary, of the non-GAAP financial measure to the most directly comparable GAAP financial measure.

THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com 4 ® Why Invest in First Merchants?

THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com 5 ® Company Profile (as of 06/30/2015) Market Information Common Shares Outstanding 37,824,649 Market Cap $934.3M Dividend Yield 1.42% Price/Tangible Book Value 1.75x Price/LTM EPS 14.0x Price/2015 Est. EPS 13.8x Leadership Team – First Merchants Name/Title Michael C. Rechin, President & CEO Mark K. Hardwick, EVP & Chief Financial Officer Michael J. Stewart, EVP & Chief Banking Officer John J. Martin, EVP & Chief Credit Officer Financial Highlights Assets $6,140,308 Loans, Net $4,175,655 Deposits $4,789,577 Tangible Common Equity $535,253 TCE/TA 9.03% 2015 Net Income – YTD $34.1M 2015 ROAA – YTD 1.15% 2015 ROATCE - YTD 13.35% NPAs/Loans + OREO 1.36% First Merchants  First Merchants Bank, formed in 1893, celebrating its 122nd anniversary.  First Merchants Corporation, organized in 1982, is the largest financial services holding company headquartered in Central Indiana

THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com 6 ® Our Franchise Loans by Market • Indianapolis - $1,659M • Muncie - $ 773M • Munster - $ 596M • Lafayette - $ 573M • Columbus - $ 645M (as of June 30, 2015) First Merchants Corporation operates 109 locations in 26 Indiana counties, 2 Ohio counties, and 2 Illinois counties

Key FMC Deposit Market Share

FDIC Data June 30, 2014

County	Region/Type	Market Position	Market %	$ Deposits
Delaware County, IN	Muncie (Established)	1	45.42%	$ 803,491
Jasper County, IN	Lafayette (Established)	1	27.47%	172,012
White County, IN	Lafayette (Established)	1	30.91%	169,166
Jay County, IN	Muncie (Established)	1	38.65%	88,230
Union County, IN	Muncie (Established)	1	45.53%	46,415
Tippecanoe County, IN	Lafayette (Established)	2	19.62%	452,238
Shelby County, IN	Indianapolis (Growth)	2	13.99%	70,705
Wabash County, IN	Muncie (Established)	2	15.92%	60,851
Madison County, IN	Indianapolis (Growth)	3	23.08%	285,500
Adams County, IN	Muncie (Established)	3	17.74%	98,079
Randolph County, IN	Muncie (Established)	3	9.95%	72,370
Clinton County, IN	Lafayette (Established)	3	15.89%	69,168
Brown County, IN	Indianapolis (Growth)	3	23.02%	23,303
Hamilton County, IN	Indianapolis (Growth)	4	8.76%	398,087
Hendricks County, IN	Indianapolis (Growth)	4	10.33%	195,040
Morgan County, IN	Indianapolis (Growth)	4	7.39%	55,492
Carroll County, IN	Lafayette (Established)	4	8.98%	34,648
Lake County, IN	Munster (Growth)	5	7.42%	590,444
Johnson County, IN	Indianapolis (Growth)	5	8.93%	160,437
Henry County, IN	Muncie (Established)	5	10.10%	63,114
Fayette County, IN	Muncie (Established)	5	8.94%	26,725
Miami County, IN	Muncie (Established)	5	6. 09%	27,142
Sub Total				$3,962,657
First Merchants Total				$4,588,595

www.firstmerchants.com

THE STRENGTH OF BIG. THE SERVICE OF SMALL.

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THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com 8 ® First Merchants Strategy  Commercial Bank • Lending Engine  Supported by Consumer Retail Bank • Deposit Engine  Growth • Organic • Growth by Acquisition

THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com 9 ® First Merchants Strategy  Commercial Bank • Located in Prime Growth Commercial Banking Markets • Indianapolis, Indiana • Columbus, Ohio • Lafayette, Indiana • Northwest Indiana • Hire the Best Talent Supported with the Finest: • Sales Management Process • Lending and Cash Management Services • Revenue-Based Incentive System

THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com 10 ® First Merchants Strategy  Consumer Retail Bank • Diversely Located in Stable Rural and Growth Metro Markets • Supported by: • Talented Customer Service Oriented Banking Center and Call Center Professionals • State-of-the-Art Deposit and CRM Systems • Highly Usable Online Banking System • Widely Available Mobile Banking System • Customer Service and Relationship Growth- Oriented Incentive System

THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com 11 ® First Merchants Strategy “Service-driven alternative to super-regional bank competitors. Deliver superior service with presence close to the customer for . . . ” “We specialize in our communities”  Retail Banking  Mortgage Banking  Commercial Banking • Business Banking • Commercial & Industrial • Agriculture • Healthcare Services • Real Estate • Cash Management Services  Trust Services (Fiduciary, Custody)

THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com 12 TRUST MORTGAGE COMMERCIAL BANKING RETAIL BANKING How We Deliver Supported by LOB Strategies Indianapolis Higher Growth Brown, Hamilton, Hendricks, Johnson, Madison, Morgan, Shelby Counties Columbus, OH Higher Growth Franklin County, OH Lafayette Established Carroll, Clinton, Jasper, Montgomery, Tippecanoe, White Counties Muncie Established Adams, Butler, Delaware Fayette, Henry, Howard, Jay, Miami, Randolph, Union, Wabash, Wayne Counties Munster Higher Growth Lake & Porter, IN Cook & DuPage, IL Vision, Mission, Culture Statement, Core Values, Business Model ®

THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com 13 ® Organic Growth Opportunities in All Directions Lafayette MSA Entered: 2002 Total Population:209,563 Deposit Market Share: 18.35% Indianapolis MSA Entered: 1998 Total Population: 1,955,766 Deposit Market Share: 3.12% Columbus, Ohio MSA Entered: 2003 Total Population: 1,971,051 Deposit Market Share: .45% Northwest Indiana MSA* Entered: 2013 Total Population: 690,960 Deposit Market Share: 7.24% *Includes Jasper, Lake, and Porter counties LEGACY MARKET Muncie MSA Established: 1893 Total Population: 116,875 Current Market Share: 45.42%

Muncie Market

- Located 58 miles northeast of Indianapolis in the east central portion of the state
- Described by several national studies as a typical American community, Delaware County offers the advantages of larger cities without the hassles and costs associated with living in major metropolitan areas.
- Easy access to the top 100 markets in the country, Muncie-Delaware County has a diverse economic landscape
- Muncie is the only city in Indiana to be recognized as the Indiana "Community of the Year" twice by the Indiana State Chamber of Commerce
- Workforce experienced in life science, advanced manufacturing, 21st century logistics and information technology
- Home to Ball State University

Delaware County, IN*

Rank		Branches	Deposits	Mkt. Share
1	***First Merchants Corporation***	***12***	***803,491***	***45.42%***
2	Mutual First Financial	9	452,686	26.15%
3	J.P. Morgan Chase	6	199,849	9.91%
4	Old National Bancorp	6	181,386	10.25%
5	Star Financial Group	5	121,099	6.85%
6	Woodforest Financial Group	1	523	0.03%
	Market Total	***39***	***$1,769,034***	

Notable Major Employers for Delaware County

Meridian Health Services

Ball State University

IU Health Ball Memorial Hospital & Physicians

Progress Rail Services

Electro Motive

Ontario Systems

Ball Brothers Foundation

Magna

Boyce

Projected HHI & Pop. Change 2014-2019



4.58%
3.50%
2.64%
1.62%
2.68%
-0.37%
U.S.
Indiana
Delaware Co.
HHI
Pop.

SNL Financial FDIC Summary of Deposits as of September 30, 2014

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THE STRENGTH OF BIG. THE SERVICE OF SMALL.

THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com 15 ® Indianapolis Market Hamilton County, IN** Rank Branches Deposits Mkt. Share 1 JPMorgan Chase & Co. 15 1,088,975 23.97% 2 PNC Financial Services Group 11 477,910 10.52% 3 Fifth Third Bancorp 7 450,029 9.91% 4 First Merchants Corporation 14 398,087 8.76% 5 Huntington Bancshares, Inc. 9 341,325 7.51% 6 Bank of Montreal 9 323,800 7.13% 7 KeyCorp 7 259,689 5.72% 8 Regions Financial Corp 6 257,124 5.66% 9 Natl Bk of Indianapolis Corp 5 169,448 3.73% 10 Lakeland Financial Corp 2 141,732 3.12% Market Total 114 $4,543,229 • One of the fastest-growing markets in the United States • Forbes magazine’s choice as the number one place in the nation to raise a family • CNN Money’s #3 choice as 2014’s Top 50 “Best Places to Live” in America • Ranked by American City Business Journals as top ten in its “National Quality of Life Ratings” *http://247wallst.com/special-report/2014/09/17/americas-50-best-cities-to-live **SNL Financial FDIC Summary of Deposits as of September 30, 2014 Notable Major Employers for Hamilton County 4.58% 2.64% 8.32% 3.50% 1.62% 7.86% U.S. Indiana Hamilton Co. HHI Pop. Projected HHI & Pop. Change 2014-2019

Lafayette Market

- Ranked #1 in Indiana and #8 nationally, Fortune, Best Place for Small Business, based on cost of business, jobs growth, educational achievements
- Ranked #17 of 200, New Geography, Best Cities for Manufacturing
- Ranked #9, Forbes Best Small Places for Business and Careers out of 184 cities on economic and quality-of-life indicators, job growth trends, cost of living (11.5% below national average) and cost of operating business
- Ranked #2 in Indiana for STEM job density, with 13.6% of the workforce, topping the state's 10.9% & national average of 11.9% (Lafayette up 70.6% since 2001, with 4,850 new jobs)**
- Home to Purdue University

Tippecanoe County, IN**

Rank		Branches	Deposits	Mkt. Share
1	JPMorgan Chase & Co.	5	$ 686,418	29.77%
2	***First Merchants Corporation***	***9***	***452,238***	***19.62%***
3	Old National Bancorp	8	366,560	15.90%
4	Regions Financial Corp	7	267,075	11.58%
5	Lafayette Community Bancorp	4	132,882	5.76%
6	Huntington Bancshares, Inc.	4	131,579	5.71%
7	Fifth Third Bancorp	3	75,742	3.29%
8	Salin Bancshares	4	51,370	2.23%
9	1st Source Corp	3	42,204	1.8#
10	First Bancshares, Inc.	3	33,142	1.44%
	Market Total	***59***	***$ 2,305,422***	

Notable Major Employers for Tippecanoe County

Projected HHI & Pop. Change 2014-2019



4.58%
3.50%
2.64%
1.62%
3.42%
4.73%
U.S.
Indiana
Tippecanoe Co.
HHI
Pop.

**SNL Financial FDIC Summary of Deposits as of September 30, 2014*
***Indianapolis Business Journal*

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THE STRENGTH OF BIG. THE SERVICE OF SMALL.

THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com 17 ® Northwest Indiana Market Lake County, IN* Rank Branches Deposits Mkt. Share 1 JPMorgan Chase & Co. 25 $ 1,737,035 21.82% 2 First Bancshares, Inc. 31 1,529,789 19.22% 3 First Midwest Bancorp 17 828,750 10.41% 4 Northwest Indiana Bancorp 13 820,133 7.79% 5 First Merchants Corporation 11 590,444 7.42% 6 First Financial Bancorp 8 573,573 7.34% 7 Bank of Montreal 18 457,971 5.75% 8 Fifth Third Bancorp 16 415,297 5.23% 9 Standard Bancshares, Inc. 6 229,925 2.89% 10 PNC Financial Services Group (PA) 5 172,452 2.17% Market Total 176 $ 7,960,012 • Indiana’s second-most populous market • Benefit from its Chicago proximity • Continue to produce finest steels, refine the cleanest fuels and deliver the best products to the Midwest** • New investments by world-class companies like BP, Pratt Industries, Alcoa Howmet, Urschel Labs andMonosol** • Lakefront being revitalized through the Marquette Plan and assistance of the Regional Development Authority** 4.58% 2.64% 2.76% 3.50% 1.62% -0.56% U.S. Indiana Lake County HHI Pop. Projected HHI & Pop. Change 2014-2019 Notable Major Employers for Lake County *SNL Financial FDIC Summary of Deposits as of September 30, 2014 **www.nwiforum.org/nwi-becoming-an-economic powerhouse

THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com 18 ® Columbus, Ohio Market • Second-most populous county in Ohio • Within 600 miles of 60% of All U.S. and Canadian Population • Ranked 2nd in CNBC’s 2010 study of state transportation systems for its infrastructure, vitality, quality roads, and ability to cost-effectively ship goods by land, air, and water** • Home to Ohio State University 4.58% 3.57% 3.56% 3.50% 0.02% 4.33% U.S. Ohio Franklin County HHI Pop. Projected HHI & Pop. Change 2014-2019 Notable Major Employers for Franklin County, OH *SNL Financial FDIC Summary of Deposits as of September 30, 2014 **http://jobs-ohio.com/manufacturing/ Franklin County, OH* Rank Branches Deposits Mkt. Share 1 Huntington Bancshares 67 $ 13,916,250 34.54% 2 JP Morgan Chares & Co 49 10,503,465 26.07% 3 PNC Financial Services Group 43 5,155,162 12.79% 4 Fifth Third Bancorp 45 3,980,596 9.88% 5 Key Corp 22 1,946,978 4.83% 6 U. S. Bancorp 35 1,156,083 2.87% 7 First Financial Bancorp 5 541,724 1.34% 8 WesBanco, Inc. 11 451,709 1.12% 9 Heartland BancCorp 9 422,495 1.05% 10 First Merit Corp 5 372,747 0.93% 12 First Merchants Corporation 7 307,687 0.76% Market Total 334 $ 40,295,377

THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com 19 ® Growth Through Acquisition • Experienced Acquirer • Expand in Current High-Growth Markets • Extend into Additional High-Growth Markets • Add to Franchise with Stable Deposit Gathering Markets

THE STRENGTH OF BIG. THE SERVICE OF SMALL. 20 THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com

THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com 21 • Continuous Relationship Building • Complete and Thorough Due Diligence Process • Demonstrated Pricing Discipline: • Average Price to TBV of 116% • Average EPS Accretion within One Year • Average TBV Earn-back of 2.6 Years • Detailed Project Managed Integration Process • Single Charter Operating Environment • Scalable Technology and Operations Center

THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com 22 ® Community Bank Overview • Headquartered in Noblesville, Indiana • Founded in 1991 • Acquisition Completed: November 7, 2014 • Loans Acquired Net of Fair Value Marks: $145.1 Million • Deposits Acquired: $228.4 Million • Transaction Value: $49.2 Million • Consideration: 71% Stock, 29% Cash • Integration Date: April 24, 2015

THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com 23 ® Cooper State Bank Overview • Headquartered in Columbus, Ohio • Founded in 2004 • Acquisition Completed: April 17, 2015 • Loans Acquired Net of Fair Value Marks: $111 Million • Deposits Acquired: $105 Million • Transaction Value: $14.5 Million • Consideration: 100% Cash • Integration Date: 4th Quarter 2015

THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com 24 ® Ameriana Bank Acquisition Overview Deal Value $68.8 Million Consideration 100% Stock, .9037 Fixed Exchange Ratio Required Approvals Regulatory and Ameriana Bancorp Shareholders Key Assumptions Cost Savings Estimated to be 57%, or $9.8 Million Pre-Closing After Tax Charges of $7.0 Million Estimated One-Time Transaction Costs of $1.0 Million Credit and OREO Mark of Approximately $11.3 Million Additive TruPS Interest Rate Mark of Approximately $2.6 Million Capital Impact: Accretive to EPS Beginning in 1st Full Year Tangible Book Value Earn Back Within Four Years Minimal Impact to Capital Ratios Anticipated Closing: 4th Quarter 2015

THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com 25 ® Ameriana Bank Summary  Headquartered in New Castle, Indiana  Founded in 1890  Operates 13 Banking Centers  Balance Sheet as of March 31, 2015  $483 Million in Assets  $325 Million in Loans  $391 Million in Deposits  Income Statement for Quarter End March 31, 2015  Net Income of $502,000  Net Interest Margin of 3.40% ASBI FRME

THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com 26 ® Ameriana Bank Transaction Rationale Strategic Opportunity Attractive Risk Profile  Full Due Diligence Process Completed  Midwestern Cultural Fit  FMC Experienced Acquirer, Core Competency in Integration Processes Proforma First Merchants  Assets $6.6 Billion, Loans $4.6 Billion, Deposits $5.2 Billion  41 Indianapolis MSA Banking Centers  Entrance into new Communities; Greenfield, New Palestine, New Castle, Knightstown, Morristown  Attractive Core Deposit Funding  Market Expansion  Adds 6 Full-Service Deposit Gathering Banking Centers that expand or contiguously extend our market presence • Henry, Hamilton, Shelby, Madison, Hendricks Counties Expansion • Hancock County Extension  Market Opportunity  Nice addition to the our Hamilton County Market presence  One of the fastest growing markets in America

THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com 27 ® 2nd Quarter 2015 Highlights 2nd Quarter Highlights • Earnings Per Share of $ .47, a 15% Increase over 2Q2014 • $18 Million of Net Income, a 19% Increase over 2Q2014 • 1.19% Return on Average Assets • 9.63% Return on Average Stockholders Equity Additional Items of Note • Completed the Acquisition of Cooper State Bank • Sale of First Merchants Insurance Group Generated a Gain of $8.3 Million • Signed Definitive Agreement to Acquire Ameriana Bancorp • Maintained a Strong Net Interest Margin of 3.81% • 15.4% Decrease in Non-Performing Loans During the Quarter

THE STRENGTH OF BIG. THE SERVICE OF SMALL. ® www.firstmerchants.com 28 Total Assets 2013 2014 Q1-’15 Q2-’15 1. Investments $1,096 $1,181 $1,189 $1,213 2. Loans Held for Sale 5 7 6 8 3. Loans 3,633 3,925 3,966 4,238 4. Allowance (68) (64) (63) (63) 5. CD&I & Goodwill 203 219 218 220 6. BOLI 165 169 170 171 7. Other 403 387 392 353 8. Total Assets $5,437 $5,824 $5,878 $6,140 ($ in Millions)

Commercial & Industrial 23.2% Commercial Real Estate Owner- Occupied 12.8% Commercial Real Estate Non-Owner Occupied 23.9% Construction, Land & Land Development 6.0% Agricultural Land 3.5% Agricultural Production 2.2% Other Commercial 3.4% Residential Mortgage 16.4% Home Equity 7.1% Other Consumer 1.5% THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com 29 Loan and Yield Detail (as of 6/30/2015) ® QTD Yield = 4.46% YTD Yield = 4.47% Total Loans = $4.2 Billion

THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com 30 ® Investment Portfolio (as of 6/30/2015) • $1.2 Billion • Modified duration of 4.6 years • Tax equivalent yield of 3.93% • Net unrealized gain of $28.1 Million Mortgage- Backed Securities 30% Collateralized Mortgage Obligations 26% Corporate Obligations 3% Tax-Exempt Municipals 41%

® THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com 31 Total Liabilities and Capital 2013 2014 Q1-’15 Q2-’15 1. Customer Non-Maturity Deposits $3,276 $3,523 $3,518 $3,651 2. Customer Time Deposits 868 784 800 812 3. Brokered Deposits 87 334 330 327 4. Borrowings 401 290 305 431 5. Other Liabilities 48 44 63 47 6. Hybrid Capital 122 122 122 122 7. Common Equity 635 727 740 750 8. Total Liabilities and Capital $5,437 $5,824 $5,878 $6,140 9. Tangible Book Value Per Share $12.17 $13.65 $13.96 $14.15 Percentage Change From Year-End 12.2% 3.7% ($ in Millions)

Demand Deposits 46% Savings Deposits 30% Certificates & Time Deposits of >$100,000 6% Certificates & Time Deposits of <$100,000 11% Brokered Deposits 7% THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com 32 ® Deposits and Cost of Funds Detail (as of 06/30/2015) QTD Cost = .40% YTD Cost = .40% Total = $4.8 Billion

Total Risk-Based Capital Ratio (Target = 14.50%) Common Equity Tier 1 Capital Ratio (Target = 10.00%) Tangible Common Equity/Tangible Assets (TCE) (Target = 8.00%) THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com 33 ® 10.13% 10.42% 10.37% 10.86% 11.00% 11.16% 11.40% 11.37% 11.22% 7.74% 7.97% 8.34% 8.65% 8.74% 9.05% 9.16% 9.31% 9.03% 15.69% 14.96% 14.54% 15.04% 15.11% 15.21% 15.34% 15.12% 14.92% 6.00% 7.00% 8.00% 9.00% 10.00% 11.00% 12.00% 13.00% 14.00% 15.00% 16.00% 17.00% 18.00% 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 Capital Ratios (Target) (Target) (Target)

THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com Net Interest Margin ® Q2 - '13 Q3 - '13 Q4 - '13 Q1 - '14 Q2 - '14 Q3 - '14 Q4 - '14 Q1 - '15 Q2 - '15 Net Interest Income - FTE ($millions) $ 38.1 $ 38.6 $ 42.8 $ 47.8 $ 48.1 $ 49.9 $ 49.2 $ 49.2 $ 51.7 Fair Value Accretion $ 0.4 $ 0.4 $ 0.6 $ 1.8 $ 2.2 $ 3.5 $ 1.4 $ 2.2 $ 2.2 Tax Equivalent Yield on Earning Assets 4.29% 4.35% 4.30% 4.40% 4.33% 4.41% 4.26% 4.24% 4.26% Cost of Supporting Liabilities 0.41% 0.38% 0.41% 0.43% 0.44% 0.43% 0.46% 0.46% 0.45% Net Interest Margin 3.88% 3.97% 3.89% 3.97% 3.89% 3.98% 3.80% 3.78% 3.81% 3.88% 3.97% 3.89% 3.97% 3.89% 3.98% 3.80% 3.78% 3.81% 3.84% 3.93% 3.83% 3.83% 3.71% 3.71% 3.69% 3.61% 3.65% 3.50% 3.60% 3.70% 3.80% 3.90% 4.00% 4.10% 4.20% 4.30% $37 $39 $41 $43 $45 $47 $49 $51 Q2 - '13 Q3 - '13 Q4 - '13 Q1 - '14 Q2 - '14 Q3 - '14 Q4 - '14 Q1 - '15 Q2 - '15 Net Interest Income - FTE ($millions) Net Interest Margin Net Interest Margin - Adjusted for Fair Value Accretion 34

THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com 35 ® Non-Interest Income 1Adjusted for Bond Gains & Losses and Gain on Sale of Insurance Subsidiary 2013 2014 Q1-’15 Q2-’15 1. Service Charges on Deposit Accounts $12.4 $15.7 $ 3.5 $ 4.1 2. Trust Fees 8.6 9.0 2.5 2.3 3. Insurance Commission Income 7.1 7.4 2.3 1.8 4. Electronic Card Fees 7.5 9.7 2.5 3.0 5. Cash Surrender Value of Life Ins 2.6 3.7 0.7 0.6 6. Gains on Sales Mortgage Loans 7.5 4.9 1.5 1.8 7. Securities Gains/Losses 0.5 3.6 1.0 (0.1) 8. Gain on Sale of Insurance Subsidiary 8.3 9. OREO Gains/Rental Income 4.1 4.6 0.8 0.5 10. Other 5.7 7.8 1.4 2.3 11. Total $56.0 $66.4 $16.2 $24.6 12. Adjusted Non-Interest Income1 $55.5 $62.8 $15.2 $16.4 ($ in Millions)

THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com 36 ® Non-Interest Expense 2013 2014 Q1-’15 Q2-’15 1. Salary & Benefits $ 85.4 $ 96.5 $ 24.5 $26.4 2. Premises & Equipment 18.0 23.2 6.4 6.3 3. Core Deposit Intangible 1.6 2.4 0.7 0.7 4. Professional & Other Outside Services 8.3 8.1 1.5 3.1 5. OREO/Credit-Related Expense 6.7 8.0 1.2 1.4 6. FDIC Expense 2.9 3.7 0.9 0.9 7. Outside Data Processing 5.6 7.3 1.7 1.8 8. Marketing 2.2 3.5 0.8 1.0 9. Other 12.5 15.8 3.5 4.8 10. Non-Interest Expense $143.2 $168.5 $ 41.2 $46.4 ($ in Millions)

Core + FMIG + Community + Cooper + Non-Recurring* Q2 Total Core FMIG Community Bank Cooper State Bank Other Non-Recurring $42.0 + $2.3 + $0.8 + $1.1 + $0.2 $46.4 THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com 37 ® Non-Interest Expense – Core vs. Non-Recurring *Other Non-Recurring expenses include: •On-line Banking Fixed Asset Write-Off •Acquisition Expense •Branch Write-downs ($ In Millions)

THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com 38 ® 2013 2014 Q1-’15 Q2-’15 1. Net Interest Income $154.3 $187.0 $ 47.0 $ 49.0 2. Provision for Loan Losses (6.6) (2.6) (0.4) 3. Net Interest Income after Provision 147.7 184.4 47.0 48.6 4. Non-Interest Income 56.0 66.4 16.2 24.6 5. Non-Interest Expense (143.2) (168.5) (41.2) (46.4) 6. Income before Income Taxes 60.5 82.3 22.0 26.8 7. Income Tax Expense (15.9) (22.1) (5.8) (8.8) 8. Preferred Stock Dividend (2.4) 9. Net Income Avail. for Distribution $ 42.2 $ 60.2 $16.2 $18.0 10. EPS $ 1.41 $ 1.65 $0.43 $0.47 Earnings – – – – ($ in Millions)

THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com 39 ® 2014 Q1 Q2 Q3 Q4 Total 1. Reported $ .38 $ .41 $ .45 $ .41 $ 1.65 2. FV Accretion EPS Impact $ .03 $ .04 $ .06 $ .03 $ .16 2015 Q1 Q2 Q3 Q4 Total 1. Reported $ .43 $ .47 – – $ .90 2. FV Accretion EPS Impact $ .04 $ .04 – – $ .08 Earnings Per Share

($ in Millions) 2013 2014 Q1-'15 Q2-'15 1. Non-Accrual Loans 56.4$ 48.8$ 44.3$ 37.7$ (6.6)$ (14.9%) 2. Other Real Estate 22.2 19.3 19.1 19.3 0.2 1.0% 3. Renegotiated Loans 3.0 2.0 1.3 0.9 (0.4) (30.8%) 4. 90+ Days Delinquent Loans 1.4 4.6 1.7 0.6 (1.1) (64.7%) 5. Total NPA's & 90+ Days Delinquent 83.0$ 74.7$ 66.4$ 58.5$ (7.9)$ (11.9%) 6. Total NPA's & 90+ Days/Total Loans & ORE 2.3% 1.9% 1.7% 1.4% 7. Classified Assets 191.9$ 191.8$ 166.4$ 166.0$ (0.4)$ (0.2%) 8. Criticized Assets (includes Classified) 263.5$ 253.6$ 249.1$ 238.4$ (10.7)$ (4.3%) Change Linked Quarter THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com 40 Asset Quality Summary ®

THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com 41 ® ALLL and Fair Value Summary 29.8% 14.6% 55.6% ($ in Millions) Q2-'14 Q3-'14 Q4-'14 Q1-'15 Q2-'15 1. Allowance for Loan Losses (ALLL) 68.4$ 65.6$ 64.0$ 62.8$ 62.6$ 2. Fair Value Adjustment (FVA) 43.9 35.5 43.2 40.6 40.7 3. Total ALLL plus FVA 112.3 101.1 107.2 103.4 103.3 4. Specific Reserves 1.7 3.4 2.8 4.6 3.1 5. Purchased Loans plus FVA 638.0 596.3 701.7 655.4 727.8 6. ALLL/Non-Accrual Loans 133.3% 133.6% 131.1% 141.7% 165.9% 7. ALLL/Non-purchased Loans 2.18% 2.04% 1.95% 1.87% 1.76% 8. ALLL/Loans 1.83% 1.74% 1.63% 1.58% 1.47% 9. ALLL & FVA/Total Loan Balances plus FVA 1 2.98% 2.65% 2.70% 2.58% 2.41% 1 Management uses this Non-GAAP measure to demonstrate coverage and credit risk

THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com 42 ® 1-Year Stock Price Chart

THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com 43 ® Why Invest in First Merchants? • Attractive and Growing Earnings Stream • 2nd Largest Indiana Bank with an Energized and Experienced Management Team • Attractive Long-Term Deposit Market Shares • Commercial Presence that Creates a Client Preference • State-of-the-Art Technology and Operations Center • Successful Acquisition and Integration Track Record • Well Capitalized, Well Positioned, Well Reserved

THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com 44 ® • Keefe, Bruyette & Woods, Inc. • Raymond James & Associates, Inc. • Sandler O’Neill + Partners, L.P. • FIG Partners Research Coverage

THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com 45 Contact Information ® First Merchants Corporation common stock is traded on the NASDAQ Global Select Market under the symbol FRME. Additional information can be found at www.firstmerchants.com Investor inquiries: David L. Ortega Investor Relations Telephone: 765.378.8937 dortega@firstmerchants.com

THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com 46 ® Appendix

Appendix – Non-GAAP Reconciliation

CAPITAL RATIOS (dollars in thousands)

	2Q13	3Q13	4Q13	1Q14	2Q14	3Q14	4Q14	1Q15	2Q15
Total Risk-Based Capital Ratio									
Total Stockholders' Equity (GAAP)	539,293	513,469	634,923	652,111	670,596	684,553	726,827	739,658	749,955
Adjust for Accumulated Other Comprehensive (Income) Loss	15,179	16,198	6,410	1,016	(4,210)	(4,150)	1,630	1,915	6,490
Less: Preferred Stock								(125)	(125)
Add: Qualifying Capital Securities	55,000	55,000	55,000	55,000	55,000	55,000	55,000	56,827	56,827
Less: Tier 1 Capital Deductions								(4,381)	(2,371)
Less: Disallowed Goodwill and Intangible Assets	(148,759)	(148,376)	(202,767)	(202,175)	(201,583)	(200,992)	(218,755)	(205,818)	(208,980)
Less: Disallowed Servicing Assets	(110)	(105)	(186)	(177)	(171)	(166)	(167)	(1,786)	(1,581)
Less: Disallowed Deferred Tax Assets			(10,194)	(4,677)	(1,357)				
Total Tier 1 Capital (Regulatory)	$ 460,603	$ 436,186	$ 483,186	$ 501,098	$ 518,275	$ 534,245	$ 564,535	$ 586,290	$ 600,215
Qualifying Subordinated Debentures	20,000	20,000	65,000	65,000	65,000	65,000	65,000	65,000	65,000
Allowance for Loan Losses includible in Tier 2 Capital	42,007	41,936	51,780	51,556	52,809	53,803	55,972	58,688	60,865
Total Risk-Based Capital (Regulatory)	$ 522,610	$ 498,122	$ 599,966	$ 617,654	$ 636,084	$ 653,048	$ 685,507	$ 709,978	$ 726,080
Net Risk-Weighted Assets (Regulatory)	$ 3,331,374	$ 3,330,623	$ 4,126,337	$ 4,106,423	$ 4,209,145	$ 4,292,495	$ 4,469,765	$ 4,695,073	$ 4,865,157
Total Risk-Based Capital Ratio (Regulatory)	**15.69%**	**14.96%**	**14.54%**	**15.04%**	**15.11%**	**15.21%**	**15.34%**	**15.12%**	**14.92%**
Common Equity Tier 1 Capital Ratio									
Total Tier 1 Capital (Regulatory)	$ 460,603	$ 436,186	$ 483,186	$ 501,098	$ 518,275	$ 534,245	$ 564,535	$ 586,290	$ 600,215
Less: Qualified Capital Securities	(55,000)	(55,000)	(55,000)	(55,000)	(55,000)	(55,000)	(55,000)	(56,702)	(56,702)
Add: Additional Tier 1 Capital Deductions								4,381	2,371
Less: Preferred Stock	(68,212)	(34,168)	(125)	(125)	(125)	(125)	(125)	(125)	(125)
Common Equity Tier 1 Capital (Regulatory)	$ 337,391	$ 347,018	$ 428,061	$ 445,973	$ 463,150	$ 479,120	$ 509,410	$ 533,844	$ 545,759
Net Risk-Weighted Assets (Regulatory)	$ 3,331,374	$ 3,330,623	$ 4,126,337	$ 4,106,423	$ 4,209,145	$ 4,292,495	$ 4,469,765	$ 4,695,073	$ 4,865,157
Common Equity Tier 1 Capital Ratio (Regulatory)	**10.13%**	**10.42%**	**10.37%**	**10.86%**	**11.00%**	**11.16%**	**11.40%**	**11.37%**	**11.22%**

[a] Includes net unrealized gains or losses on securities available for sale, net gains or losses on cash flow hedges, and amounts resulting from the application of the applicable accounting guidance for defined benefit and other postretirement plans.

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THE STRENGTH OF BIG. THE SERVICE OF SMALL.

Appendix – Non-GAAP Reconciliation

TANGIBLE EQUITY AND TANGIBLE RATIOS (dollars in thousands)

Tangible Common Equity/Tangible Assets (non-GAAP)	2Q13	3Q13	4Q13	1Q14	2Q14	3Q14	4Q14	1Q15	2Q15
Total Stockholders' Equity (GAAP)	$ 539,293	$ 513,469	$ 634,923	$ 652,111	$ 670,596	$ 684,553	$ 726,827	$ 739,658	$ 749,955
Less: Preferred Stock	(68,212)	(34,168)	(125)	(125)	(125)	(125)	(125)	(125)	(125)
Less: Intangible Assets, net of tax	(146,467)	(145,984)	(197,794)	(197,293)	(196,781)	(196,315)	(212,669)	(212,184)	(214,577)
Tangible Common Equity (non-GAAP)	$ 324,614	$ 333,317	$ 437,004	$ 454,693	$ 473,690	$ 488,113	$ 514,033	$ 527,349	$ 535,253
Total Assets (GAAP)	$ 4,338,264	$ 4,325,911	$ 5,437,262	$ 5,452,936	$ 5,615,120	$ 5,591,383	$ 5,824,127	$ 5,877,521	$ 6,140,308
Less: Intangibles, net of tax	(146,467)	(145,984)	(197,794)	(197,293)	(196,781)	(196,315)	(212,669)	(212,184)	(214,577)
Tangible Assets (non-GAAP)	$ 4,191,797	$ 4,179,927	$ 5,239,468	$ 5,255,643	$ 5,418,339	$ 5,395,068	$ 5,611,458	$ 5,665,337	$ 5,925,731
Tangible Common Equity/Tangible Assets (non-GAAP)	**7.74%**	**7.97%**	**8.34%**	**8.65%**	**8.74%**	**9.05%**	**9.16%**	**9.31%**	**9.03%**
Shares Outstanding	28,801,848	28,825,465	35,921,761	36,014,083	36,052,209	36,074,246	37,669,948	37,781,488	37,824,649
Tangible Common Book Value per Share (non-GAAP)	**$ 11.27**	**$ 11.56**	**$ 12.17**	**$ 12.63**	**$ 13.14**	**$ 13.53**	**$ 13.65**	**$ 13.96**	**$ 14.15**

ALLOWANCE RATIOS (dollars in thousands)

Allowance as a Percentage of Non-Purchased Loans	2Q14	3Q14	4Q14	1Q15	2Q15
Loans Held for Sale (GAAP)	$ 7,370	$ 6,423	$ 7,235	$ 6,392	$ 8,295
Loans (GAAP)	3,722,733	3,772,467	3,924,865	3,965,532	4,238,205
Total Loans	3,730,103	3,778,890	3,932,100	3,971,924	4,246,500
Less: Purchased Loans	(593,996)	(560,806)	(658,471)	(614,843)	(687,096)
Non-Purchased Loans (non-GAAP)	$ 3,136,107	$ 3,218,084	$ 3,273,629	$ 3,357,081	$ 3,559,404
Allowance for Loan Losses	$ 68,367	$ 65,596	$ 63,964	$ 62,801	$ 62,550
Allowance as a Percentage of Non-Purchased Loans	**2.18%**	**2.04%**	**1.95%**	**1.87%**	**1.76%**

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